SCHEDULE 14A INFORMATION



          Proxy Statement Pursuant to Section 14(a) of the
                      Securities Exchange Act of 1934



Filed by the Registrant [x]


[x] Definitive Proxy Statement

                          -----------------------------------

                       MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                   (Name of Registrant as Specified in Its Charter)

                          -----------------------------------

Payment of Filing Fee:

[x] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
      6(i)(2) or Item 22(a)(2) of Schedule 14A

                       MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                                    811 S. Platinum
                               Deming, New Mexico  88030

                                       P R 0 X Y

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned hereby appoints Douglas Tharp, James Walter Donaldson, Jr., John V. Brownfield, Judy Phillips, Jim T. Hyatt, Bill Johnson and James E. Keeler, and each of them, as proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated hereon, all shares of common stock of Mimbres Valley Farmers Association, Inc. held of record by the undersigned on August 27, 1996 at the annual meeting of undersigned stockholders of the corporation to be held on October 16, 1996 at 10 a.m. at the Deming Civic Center, 110 South Diamond, Deming, New Mexico or any adjournment thereof, as indicated on the proposals described in the proxy statement.

      This proxy revokes all proxies previously granted by the undersigned for any purpose.

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no directions are provided, this proxy will be voted for all proposals.
                         _____________________________________

                                       Proposals

      1.     Ratification of the selection of William D. Kennon,
CPA and Arthur Andersen LLP as independent accountants for the Company for the next fiscal year.

_____ FOR ratification   _____ AGAINST ratification   _____ ABSTAIN

      2. If any other matters are properly brought before the meeting or any adjournment thereof, the persons named above as proxies are authorized to vote in accordance with their best judgment.
                         _____________________________________

      Please sign exactly as name appears hereon, in blue or black ink. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature:__________________________________
Date:__________________, 1996


Signature of Joint
Owner (if any):_____________________________
Date:__________________, 1996


Please sign and return this proxy promptly using the enclosed envelope. Thank you.

                       MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                                    811 S. Platinum
                               Deming, New Mexico  88030

                                  September 30, 1996


                                    PROXY STATEMENT


      This proxy statement, which is being mailed to shareholders on or about September 30, 1996, is furnished in connection with the solicitation of proxies by the Board of Directors of Mimbres Valley Farmers Association, Inc. for use at the Annual Meeting of Shareholders to be held on October 16, 1996.

      The Annual Meeting is called for the purposes stated in the accompanying notice of the meeting. All shareholders of the Company's single class of common stock as of the close of business on August 27, 1996 are entitled to vote at the meeting. As of that date, there were outstanding 13,776 shares of the common stock. On each matter coming before the meeting, a shareholder is entitled to one vote for each share of stock held as of the record date. No person was known to own as much as 5% of the common stock as of August 27, 1996.

      If a proxy is properly signed and is not revoked by the shareholder, the shares it represents will be voted at the meeting by the Proxy Committee of the Board of Directors in accordance with the instructions of the shareholder. If no specific instructions are designated, the shares will be voted as recommended by the Board of Directors.

      A proxy may be revoked at any time before it is voted at the meeting. Any shareholder who attends the meeting and wishes to vote in person may revoke his or her proxy at that time by delivering a written revocation to the Company Secretary. Otherwise, revocation of a proxy must be sent in writing to the Company Secretary at 811 S. Platinum, Deming, New Mexico 88030.

      Each share will count for one vote; a matter will be adopted if a majority of shares voted votes in favor, without regard to abstentions.

      The Company will bear the cost of the solicitation of proxies, consisting principally of printing and mailing expenses. Solicitations will be made primarily by mail, but to the extent necessary to assure sufficient representation, some directors, officers or regular employees of the Company may solicit proxies in person or by telephone without special compensation.


                                 SECURITY OWNERSHIP OF
                       CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      There is no person or group (as the term is used in Section
13(d)(3) of the Securities Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of the Company's common stock, which is the only class of the Company's voting securities.

      Security ownership of management, including directors, as of August 27, 1996 is as follows:

Name of beneficial        Amount and Nature of            Percent
owner                     Beneficial Ownership<F1><F2>    of Common
                                                          Stock

Beneficially Held
John W. Brownfield                      86.5 shares           *
James W. Donaldson, Jr.                100.5 shares           *
Jim T. Hyatt                            28 shares             *
                                       286 shares <F3>       2.08%
William R. Johnson, III                 56.5 shares           *
James E. Keeler                        240 shares            1.74%
July Phillips                           90 shares             *
Douglas Tharp                          240 shares            1.74%
Daniel Gonzales                         10 shares<F4>         *

All directors and
executive officers                   1137.5 shares            8.26%
________________________
  *Less than one percent

<F1>  Except as discussed in the following paragraph, there are no shares with respect to which any person listed on this table has the right to acquire beneficial ownership as specified in Rules 13d-3(d)(1) of the Securities Exchange Act of 1934.
<F2>  Unless otherwise indicated, each person listed has sole voting and investment power over all shares.
<F3>  Shared voting and investment power arising through interests in partnership and corporation that are owners of record.
<F4>  Shared voting and investment power with spouse.

      Except for a tender offer made June 3, 1996 (the "Tender
Offer") by John V. Brownfield, James W. Donaldson, Jr., Harold
Morrow, Kenny Steven, Frederick Sherman and John Keck (the
"Bidders"), the Company knows of no arrangements, including any pledge by any person of the Company's common stock, the operation of which may at a subsequent date result in a change in control of the Company. Under the Tender Offer, which as of the date of mailing of this proxy statement is scheduled to expire on November
20, 1996, the Bidders are offering $50.00 per share of Company stock. If a sufficient number of shares are tendered, and the Bidders purchase such shares, the Bidders could acquire control of the Company. The latest notice of an extension of the Tender
Offer, dated September 12, 1996, stated that "[a]s of 9/9/96, there were approximately 1,486 shares tendered or controlled." This wording would appear to confound the number of shares tendered with the number of shares owned by the Bidders and their affiliates prior to the Tender Offer. The Company believes that the Bidders' disclosure violates Securities and Exchange Commission Regulation
14e-1(d).

                            INDEPENDENT PUBLIC ACCOUNTANTS

      William D. Kennon, Certified Public Accountant, 908 South
Platinum, Deming, New Mexico  88030, and Arthur Andersen LLP, 6501
Americas Parkway NE, Suite 400, Albuquerque, New Mexico 87110, are recommended by the Board of Directors as the independent accountants for the fiscal year ending June 30, 1997. This represents a change from Morrow and Company, the accountant who was recommended at last year's meeting. As discussed below, Morrow and Company resigned its position on June 4, 1996. William B. Kennon,
CPA and Arthur Andersen LLP were appointed as independent accountants by the Board on June 12, 1996, and have acted in that capacity since that time.

      Representatives from William B. Kennon, CPA and Arthur
Andersen LLP are expected to be present at the annual shareholders' meeting to respond to appropriate questions, and will have an opportunity to make a statement if they desire to do so.

      On June 4, 1996, the Company received a letter of resignation by its independent auditors, Morrow & Company, Certified Public
Accountants, 800 West Florida, Deming, New Mexico ("Morrow"), which had acted in its capacity for eleven years. The full text of the letter, which is dated June 3, 1996, is as follows:

      Dear [Farmers Manager and Board]:

      I regret to inform you that due to my involvement in the acquisition of [Farmers] common stock, I must resign my position as auditor of the company. Rules of the American
      Institute of Certified Public Accountants require the auditor of the company to be independent. With the acquisition of one share of stock, I am no longer independent.

      I have appreciated the working relationship I have had with management, employees and the board for the last eleven years. If you or my successor should have any questions, please feel free to contact me at any time.

      This resignation is effective immediately.

      Sincerely,

      Harold C. Morrow, CPA

      The reference in Morrow's letter to "involvement in the acquisition" of Farmers stock apparently refers to Harold Morrow's role as a Bidder in the Tender Offer. Although the tender materials state that Harold Morrow entered into an agreement on May
24, 1996 with other members of the acquisition group pertaining to acquisition of Farmers shares, Farmers was given no advance notification of either Morrow's resignation or of his participation in the Tender Offer. Morrow's resignation was neither requested nor advised by Farmers.

      Morrow's reports on Farmers' financial statements for the past two fiscal years (i.e., fiscal year 1995 and fiscal year 1994) did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During Farmers' two most recent fiscal years and any subsequent interim period preceding Morrow's resignation, there have not been any disagreements with Morrow on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Morrow, would have caused Morrow to make a reference to the subject matter of disagreements in connection with its report.

                     SHAREHOLDER PROPOSALS FOR 1997 ANNUAL MEETING

      Shareholders may submit proposals appropriate for shareholder action at the Company's 1997 Annual Meeting. In order to be included in the proxy statement and form of proxy for that annual meeting, all such proposals must be received by the company no later than June 3, 1997. Proposals should be directed to Secretary, Mimbres Valley Farmers Association, Inc., 811 S.
Platinum, Deming, New Mexico 88030.
